UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 10, 2025

Ambac Financial Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One World Trade Center	New York	NY	10007
(Address of principal executive offices)

(212)	658-7470
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	AMBC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to

Section 13(a) of the Exchange Act.	☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On November 10, 2025, the Company filed with the Secretary of State of the State of Delaware a certificate of amendment to its certificate of incorporation, changing the Company’s name to “Octave Specialty Group, Inc.” (the “Name Change”). A copy of the Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 hereto, which is incorporated by reference into this Item 5.03. In connection with the Name Change, the bylaws of the Company were amended and restated in their entirety to reflect the Name Change. A copy of the Amended and Restated Bylaws is filed as Exhibit 3.2 hereto, which is incorporated by reference into this Item 5.03.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K
EXHIBIT INDEX

Exhibit Number	Exhibit Description
3.1	Amended and Restated Certificate of Incorporation of Octave Specialty Group, Inc.
3.2	Amended and Restated Bylaws of Octave Specialty Group, Inc.
99.1	Press Release dated November 10, 2025
101.INS	XBRL Instance Document - the instance document does not appear in the interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags or embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated:	November 10, 2025	By:	/s/ William J. White
William J. White
First Vice President, Secretary and Assistant General Counsel
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